SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 5, 2001
                                 Date of Report



                            LNR PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                   001-13223              65-0777234
  (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)             File Number)       Identification Number)



       760 Northwest 107th Avenue, Miami, Florida               33172
        (Address of Principal Executive Offices)              (Zip Code)



                                 (305) 485-2000
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events

     On January 16, 2001, LNR Property Corporation issued a press release containing financial information at November 30, 2000 and for the fiscal quarter and fiscal year ended on that date. A copy of that press release is filed as an exhibit to this Report.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits

Exhibit No.       Description of Document
-----------       -----------------------

99.1              Press release issued by LNR Property Corporation on
                  January 16, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2001



                                       By: /s/ Shelly Rubin
                                           ------------------------------------
                                           Name:   Shelly Rubin
                                           Title:  Chief Financial Officer
                                                   (Principal Financial Officer)


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


                                  EXHIBIT INDEX


Exhibit No.             Description of Document
-----------             -----------------------

99.1                    Press release issued by LNR Property Corporation on
                        January 16, 2001.



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